UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2018
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33493 (Commission file number)	N/A (IRS employer identification no.)

65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act. ☐
If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD

a) Loss Development Tables
Attached hereto as Exhibit 99.1 are the loss development tables of Greenlight Capital Re, Ltd (the "Company") which provide additional detail on the Company's reserves for losses and loss adjustment expense as of December 31, 2017. The loss development tables presented in the attached have been disaggregated by lines of business for the years ended from December 31, 2008 to 2017. The Company had previously disclosed the incurred and paid claims development tables in its Form 10-K for the year ended December 31, 2017, whereby the tables were categorized as Frequency - Health; Frequency - Non-Health; and Severity. Effective from 2018, the Company no longer categorizes its business as frequency and severity but instead categorizes its business as Property, Casualty and Other.

For purposes of the loss development tables, the property business has been further disaggregated into "Property" and "Motor - Physical Damage". The casualty category has been disaggregated into "General Liability", "Motor Liability", "Professional Liability" and "Workers' Compensation". In addition, the incurred and paid claims relating to accident and health business have been presented separately as "Health". Other specialty business including financial, aviation, energy and marine which are individually insignificant to our overall business have been grouped together as "Other". Contracts that cover more than one line of business are grouped as "Multi-line" regardless of whether a portion of the underlying business is covered by one of the lines of business listed above.

b) Ratios Table
In addition to the loss development tables, the Company has presented its ratios table for the years ended December 31, 2017 and 2016 based on the new categories of Property, Casualty and Other.

The information contained herein, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Loss Development Tables as of December 31, 2017 and Ratios Tables for the years ended December 31, 2017 and 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	June 6, 2018